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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

  Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated. By so signing, each of the undersigned, in his capacity as a director or officer, or both, as the case may be, of RenaissanceRe Holdings Ltd. (the "Corporation"), does hereby appoint Keith S. Hynes and John D. Nichols, Jr., or either of them, his true and lawful attorney to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission (the "Commission"), and any and all amendments to said Registration Statement and all instruments necessary or incidental in connection therewith, and to file the same with the Commission. Said attorneys, or either of them, shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorney.

           SIGNATURE                           TITLE                 DATE

/s/ James N. Stanard                   President and Chief       May 23, 1997
-------------------------------         Executive Officer
       JAMES N. STANARD                 and Chairman of the
                                        Board of Directors

/s/ Keith S. Hynes                     Senior Vice               May 23, 1997
-------------------------------         President and Chief
        KEITH S. HYNES                  Financial Officer
                                        (Principal
                                        Accounting Officer)

                                       Director                  May   , 1997
-------------------------------
        ARTHUR S. BAHR

/s/ Thomas A. Cooper                   Director                  May 23, 1997
-------------------------------
       THOMAS A. COOPER

/s/ Edmund B. Greene                   Director                  May 23, 1997
-------------------------------
       EDMUND B. GREENE

                                       Director                  May   , 1997
-------------------------------
        GERALD L. IGOU

/s/ Kewsong Lee                        Director                  May 23, 1997
-------------------------------
          KEWSONG LEE

                                       Director                  May   , 1997
-------------------------------
        JOHN M. LUMMIS
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           SIGNATURE                            TITLE                DATE
           ---------                            -----                ----

/s/ Howard H. Newman                    Director                 May 23, 1997
-------------------------------
       HOWARD H. NEWMAN

/s/ Scott E. Pardee                     Director                 May 23, 1997
-------------------------------
        SCOTT E. PARDEE

/s/ John C. Sweeney                     Director                 May 23, 1997
-------------------------------
        JOHN C. SWEENEY

/s/ David A. Tanner                     Director                 May 23, 1997
-------------------------------
        DAVID A. TANNER